UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 31, 2005
                        (Date of earliest event reported)

                          21ST CENTURY HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Florida                               0-2500111                             65-0248866
-----------------------------------------  --------------------------------  ------------------------------------------
    (State or other jurisdiction of           (Commission File Number)         (I.R.S. Employer Identification No.)
             incorporation)
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       3661 West Oakland Park Blvd., Suite 300
                Lauderdale Lakes, FL                           33311
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      (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (954) 581-9993
                                                           --------------

                                 NOT APPLICABLE
           ----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4( c) under the
      Exchange Act (17 CFT 240.13e-4( c))
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Item 3.02         Unregistered Sales of Equity Securities.

On January 31, 2005 21st Century Holding Company (the "Company") issued 159,407 shares of its common stock in payment of the quarterly principal and interest due on the Company's 6% senior subordinated notes due July 31, 2006 and its 6% senior subordinated notes due September 30, 2007. These shares were issued pursuant to the exemption from registration set forth in Section 4(2) of the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    21ST CENTURY HOLDING COMPANY


Date:  February 4, 2005             By:/s/ Richard A. Widdicombe
                                       ---------------------------------------
                                    Name:    Richard A. Widdicombe
                                    Title:   Chief Executive Officer
                                             (Principal Executive Officer)

Date:  February 4, 2005             By:/s/ J. Gordon Jennings III
                                       ---------------------------------------
                                    Name:    J. Gordon Jennings III
                                    Title:   Chief Financial Officer
                                    (Principal Accounting and Financial Officer)